ViroPharma Incorporated ViroPharma Incorporated Delivering Innovative Treatments for Life-threatening Diseases Delivering Innovative Treatments for Life-threatening Diseases Exhibit 99.2

This presentation contains certain forward-looking statements that involve risks and uncertainties including statements regarding our financial guidance for 2009 and 2010, our ability to continue to execute a successful launch of Cinryze, our ability to achieve peak year sales projections, our ability to complete manufacturing scale up procedures, including PCP and industrial scale, and receive regulatory approvals in the time frames anticipated, interpretations of market research data, our ability to develop life cycle management plans for Cinryze, including designing and commencing clinical studies for additional indications, and pursuing regulatory approvals in additional territories.  Actual results and events may differ significantly from results and events discussed in forward-
looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk
Factors” in our 2008 10K as well as in our 10Q-s for the periods ended
March 31, 2009, June 30, 2009 and September 30, 2009 filed with the
Securities and Exchange Commission.  There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could cause actual results to differ from those contained these forward looking statements.  The statements in this presentation are made as of the date of this presentation and subsequent events may cause our assessment to change. ViroPharma does not assume any responsibility for updating any forward-looking statements.

ViroPharma Incorporated We are Focused Solely on We are Focused Solely on Improving Patients’ Improving Patients’ Lives Lives

• Inherited deficiency or dysfunction in C1 Inhibitor (C1-INH) gene • Attacks of intense and painful swelling • Up to 40% mortality, if left untreated HAE – A Life-threatening Disorder

•
Only C1-INH indicated for routine prophylaxis
•
Addresses the underlying cause of the disease
•
Proven to reduce frequency, number and severity
of HAE attacks
•
Self-Administration unique to Cinryze
A Prophylactic Option
CINRYZE
™
(C1 Esterase Inhibitor [human])

Prophylaxis vs. Acute Treatment
2009 2010 2011
Prevalent Population i.e. unique individuals in the US
who have the disease
11,059 11,154 11,250
Estimate of diagnosed patients
2,544 2,789 3,150
Number of HAE patients who would receive
prescription drug therapy
1,628 1,840 2,142
Potential Prophylactic Drug Treated patients (78%)
1,270 1,436 1,671
Potential Acute Drug Treated patients (21%)
342 386 450
US Population 2009: 331,809,237*
* US population and annual growth rate based on US Census Data.
** Based on ViroPharma Market Research Conducted in 2009

• Individualized case management • Benefits coverage investigations • Reimbursement assistance • Single point of contact for ongoing support and follow up Patient Access Made Easy CINRYZESolutions™

•
Over 400 patients on commercial Cinryze
at year end 2009
•
Average dosing of 1.7 per week
•
Significant number of additional patients enrolled
into CinryzeSolutions
•
218 plans covering at least one patient
Impressive U.S. Launch

* Q4 range denotes 2009 Cinryze Net Sales guidance provided on Monday, January 11, 2010 Quarterly Cinryze Revenue Growth

Scale up Progressing to Plan
PCP Industrial Scale
Equipment In Place
Additional Shift Staffed
Personnel Trained
Begin Production
Finished Product (Q2)
Equipment In Place
Equipment Validated
Conformance Lots Made
Pre-Filing FDA Meeting
3-Month Stability
FDA Filing (Q3)
Finished Product (EOY)

* 2009 Cinryze Net Sales expected to be near the higher end of the provided range of $90-$95 million
* 2010 Cinryze Net Sales Guidance provided January 11, 2010
Annual Cinryze Revenue Growth
Estimated Peak Year Sales $350 -
Estimated Peak Year Sales $350 -
$450M
$450M

•
FDA advisory panel conducted in 2009
•
Panel supported Q1/Q2 sameness
requirement
•
Continued vigilance into the process
•
Authorized generic ready for release upon
approval of 3   party generic product
Vancocin…
rd

One Way to Consider Generic Impact * Assumes greater than 3 generic entrants

•
Total Products Revenue of $223M
•
Cinryze Net Sales of $61.3M
•
Reported Adjusted Net Income of $76M
•
Increased Cash Position to $289M
Strong Financial Results
Financial Results through Q3 2009
Working Capital
of $358
of $358 Million
* Reconciliation of Adjusted Net Income to GAAP Net Income can be
found on Form 8-K Filed October 28, 2009

• Cinryze as a Platform for Growth • Business Development • Non-toxigenic C. difficile (NTCD) Additional Growth Opportunities

•
Expanded Territorial and Indication Rights
•
Orphan drug status in EU
•
Submitted PIP to EMEA
•
Plan to submit MAA in second half of 2010
•
Analyst Day event planned for March
•
Global Expansion
•
Formulation Development
•
Additional Indications
Broadening the Cinryze Opportunity

•
Treating serious or life threatening illnesses
•
High unmet medical needs
•
Limited commercial infrastructure
•
Providing both top and bottom line growth
Adding to the Business
We are a Biopharmaceutical Company
Focused On:
Focused Business Development as
Another Engine for Growth

ViroPharma Incorporated ViroPharma Incorporated Delivering Innovative Treatments for Life-threatening Diseases Delivering Innovative Treatments for Life-threatening Diseases